UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2008

Patriot Coal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12312 Olive Boulevard, Suite 400	63141
St. Louis, Missouri	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 275-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 2, 2008, Patriot Coal Corporation (“Patriot”) issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 2, 2008, among Patriot, Magnum Coal Company, Colt Merger Corporation, and ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P., acting jointly as the Stockholder Representative.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Patriot will file a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) in connection with the issuance of Patriot shares under the Merger Agreement.  Investors and stockholders are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed issuance.  Investors and stockholders may obtain these documents free of charge at the website maintained by the SEC at www.sec.gov.  In addition, documents filed with the SEC by Patriot are available free of charge by contacting Janine Orf, Director, Investor Relations, at (314) 275-3680.  The final proxy statement/prospectus will be mailed to stockholders.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Patriot and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Patriot in connection with the proposed issuance.  Information about Patriot’s directors and executive officers is set forth in Patriot’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 14, 2008 and in the Information Statement filed as Exhibit 99.1 to the Report on Form 8-K filed by Patriot with the SEC on October 24, 2007.  Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

 Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.	Description

99.1	Press Release issued by Patriot Coal Corporation, dated April 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2008

PATRIOT COAL CORPORATION
By:	/s/ Joseph W. Bean
Joseph W. Bean
Senior Vice President, General Counsel & Corporate Secretary